THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated June 29, 2010

to the Statement of Additional Information dated April 1, 2010, as supplemented April 30, 2010

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated and supplemented as noted above (the “SAI”).

Effective immediately, Douglas K. Thunen no longer serves as portfolio manager for the portion of the Fund managed by Federated MDTA LLC (“MDT”), and all references to Mr. Thunen in the SAI are hereby deleted. David A. Troiano has been added to the portfolio management team effective immediately. Mr. Troiano joined the MDT Investment Team in 2006. As a Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q Process, including software code design and development. Previously, Mr. Troiano served as a software design engineer with Microsoft Corporation from August 2004 to November 2006. He received his A.B., Magna Cum Laude, in Computer Science, from Harvard College. Daniel J. Mahr is the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr is assisted by Frederick L. Konopka, Brian M. Greenberg and David A. Troiano, each of whom also serves as a portfolio manager of the Fund. Accordingly, all references in the SAI to the portfolio managers of the Fund shall now refer to Messrs. Mahr, Konopka, Greenberg and Troiano.

In addition, under the heading “Subadvisors and Portfolio Managers of the Equity and Bond Funds – Managers Special Equity Fund – Federated MDTA (“MDT”) – Other Accounts Managed by the Portfolio Manager(s),” the table pertaining to Mr. Thunen on page 47 of the SAI is hereby deleted and replaced with the following:

Portfolio Manager: David A. Troiano (as of May 31, 2010)
Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($Millions)
Registered Investment Companies	6	$629	0	$0
Other Pooled Investment Vehicles	2	$118	0	$0
Other Accounts	47	$2,674	1	$0.4

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Furthermore, under “Portfolio Managers’ Ownership of Fund Shares” the information regarding Mr. Thunen on page 48 of the SAI is hereby deleted and replaced with the following:

Mr. Troiano: None (as of May 31, 2010)

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE